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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

                          PORTICOES CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                                 20-0985725
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

     712 Fifth Avenue, New York, NY                        10019
(Address of principal executive offices)                 (Zip Code)

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         If this form relates to the registration of a class of securities
pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|


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       Securities Act registration file number to which this form relates:

                                    33-114469

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share.
                                (Title of Class)

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                                EXPLANATORY NOTE

         This Amendment No. 1 on Form 8-A/A is being filed by Porticoes Capital Corporation (the "Company") pursuant to the Securities Exchange Act of 1934, as amended, to include information omitted from Item 2 (Exhibits) of the Form 8-A filed by the Company on April 14, 2004. The contents of the earlier Form 8-A are incorporated in this Form 8-A by reference.


Item 2.  Exhibits.

Exhibit Number       Description
-------------        -----------

a.1.                 Articles of Incorporation(1)

a.2.                 Form of Articles of Amendment and Restatement(2)

b.                   Bylaws(3)

d.                   Form of Stock Certificate(3)

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(1)  Incorporated herein by reference to Exhibit "a" to the Registrant's
     Registration Statement on Form N-2, filed on April 14, 2004.

(2) Incorporated herein by reference to Exhibit "a" to the Registrant's Amendment No. 1 to Registration Statement on Form N-2, filed on June 21, 2004.

(3) Incorporated herein by reference to the identically numbered exhibit to the Registrant's Amendment No. 1 to Registration Statement on Form N-2, filed on June 21, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       PORTICOES CAPITAL CORPORATION


Date:  June 29, 2004                   By: /s/  Les J. Lieberman
                                          -----------------------------
                                          Name:   Les J. Lieberman
                                          Title:  Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit Number       Description
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a.2.                 Form of Articles of Amendment and Restatement(1)

b.                   Bylaws(2)

d.                   Form of Stock Certificate(2)

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(1)  Incorporated herein by reference to Exhibit "a" to the Registrant's
     Amendment No. 1 to Registration Statement on Form N-2, filed on June 21, 2004.

(2) Incorporated herein by reference to the identically numbered exhibit to the Registrant's Amendment No. 1 to Registration Statement on Form N-2, filed on June 21, 2004.